EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SpeedSport Branding, Inc. (the “Company”) on Form 10-K, for the period ended December 31, 2012 as filed with the Securities and Exchange Commission, I, Timothy J.Koziol, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: April 15, 2013

/s/ Timothy J.Koziol
Name: Timothy J.Koziol
Chief Accounting Officer and Chief Financial Officer